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                               KEMPER GATEWAY ADVISOR
KEMPER ANNUITIES                            ALLMERICA FINANCIAL LIFE INSURANCE
Long-term investing in a short-term world-SM-              AND ANNUITY COMPANY
                                       440 LINCOLN STREET, WORCESTER, MA 01653
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  1.  ANNUITANT
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                                Please Print Clearly



 First                          MI                     Last


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 Street Address                                        Age


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 City                           State                  Zip


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 Daytime Telephone      |  / / Male      |    Date of Birth
                        |                |
 (    )                 |  / / Female    |        /    /
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 Social Security Number
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  2.  OWNER    Complete this section only if (check one):
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                                Please Print Clearly



          / /  THIS IS A JOINT OWNER WITH THE ANNUITANT, OR
          / /  The owner is other than the annuitant



 First                          MI                     Last


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 Street Address                                        Age


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 City                           State                  Zip


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 Daytime Telephone      |  Date of Birth   |    Date of Trust
                        |                  |
 (    )                 |     /    /       |        /    /
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 Social Security/Tax I.D. Number
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  3.  JOINT ANNUITANT
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                                Please Print Clearly



 First                          MI                     Last


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 Street Address                                        Age


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 City                           State                  Zip


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 Daytime Telephone      |  / / Male      |    Date of Birth
                        |                |
 (    )                 |  / / Female    |        /    /
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 Social Security Number
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  4.  BENEFICIARY
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Note: If joint owners, the survivor is primary beneficiary unless otherwise indicated below.

 Primary                                             Relationship to Owner


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 Contingent                                          Relationship to Owner


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  5.  OPTIONAL RIDER
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 I elect:    / / Enhanced Death Benefit Rider

             / /
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  6.  TYPE OF PLAN TO BE ISSUED:
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  / /  Nonqualified                       / /  IRA
  / /  Nonqualified Def. Comp.            / /  SEP-IRA*
  / /  401(a) Pension/Profit Sharing*     / /  Roth IRA
  / /  401(k) Profit Sharing              / /  457 Def. Comp.
  / /  403(b) TSA

 *Attach required additional forms.

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  7.  INITIAL PAYMENT
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 Initial Payment  $
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 ($25,000 minimum-Make check payable to Allmerica Financial.)

 If IRA, Roth IRA or SEP-IRA application, the applicant has received a Disclosure Buyer's Guide and this payment is a (check one):

 / / Rollover/Conversion   / / Trustee to Trustee Transfer

 / / Regular, Roth or SEP-IRA Payment for Tax Year
                                                   --------------------

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  8.  ALLOCATION OF PAYMENTS
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 KEMPER SUBACCOUNTS

 _____ % Dreman Financial             _____ % Blue Chip
         Services                     _____ % Value+Growth
 _____ % Small Cap Growth             _____ % Horizon 20+
 _____ % Small Cap Value              _____ % Total Return
 _____ % Dreman High Return           _____ % Horizon 10+
         Equity                       _____ % High Yield
 _____ % International                _____ % Horizon 5
 _____ % International Growth         _____ % Global Income
         and Income                   _____ % Investment Grade
 _____ % Global Blue Chip                     Bond
 _____ % Growth                       _____ % Government Securities
 _____ % Contrarian Value             _____ % Money Market


 SCUDDER VLIF (VARIABLE LIFE INVESTMENT FUND) (CLASS A)

 _____ % International                _____ % Capital Growth
 _____ % Global Discovery             _____ % Growth and Income

 You have 24 variable investment options. You may invest in up to 17 over the life of the contract.

 _____ % Fixed Account

 Guarantee Period Accounts (GPA) ($1,000 minimum per Account)
 ____% ____Year, ____% ____Year, ____% ____Year (2-10 Years)
           (ALL ALLOCATIONS ABOVE MUST TOTAL 100%)

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 SECURE YOUR FUTURE PROGRAM

 / / Allocate a portion of my initial payment to the _______ year GPA such that, at the end of the guarantee period, the GPA will have grown to an amount equal to the total initial payment assuming no withdrawals or transfers of any kind. The remaining balance will be applied as indicated above in Section 8.

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 / / I elect Automatic Account Rebalancing (AAR) among the above accounts
     (excluding Fixed Accounts) starting on the 16th day after issue date and continuing every:

     / / 1          / / 2          / / 3          / / 6          / / 12 Months

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  9.  REPLACEMENT
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 Will the proposed contract replace or change any existing annuity or insurance policy?

 / / No   / / Yes (If yes, list company name and policy number)


SML1446K
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 10.  TELEPHONE TRANSFER
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 I/We authorize and direct Allmerica Financial Life Insurance and Annuity
 Company to accept telephone instructions from any person who can furnish proper identification to effect transfers and future payment allocation changes. I/We agree to hold harmless and indemnify Allmerica Financial Life Insurance and Annuity Company and its affiliates and their collective directors, employees and agents against any claim arising from such action.

 / / I/We DO NOT accept this telephone transfer privilege.

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 11.  DOLLAR COST AVERAGING
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 Dollar Cost Averaging (DCA) and Automatic Account Rebalancing (AAR) cannot be in effect simultaneously.

 Please transfer $                    from (check one source account):
                  --------------------
                     ($100 minimum)

 / / Fixed Account  / / Government Securities  / / Money Market

 Every:     / / 1        / / 2        / / 3        / / 6        / / 12 Months

 To:

 KEMPER SUBACCOUNTS

 _____ % Dreman Financial       _____ % Value+Growth
         Services               _____ % Horizon 20+
 _____ % Small Cap Growth       _____ % Total Return
 _____ % Small Cap Value        _____ % Horizon 10+
 _____ % Dreman High            _____ % High Yield
         Return Equity          _____ % Horizon 5
 _____ % International          _____ % Global Income
 _____ % International          _____ % Investment Grade
         Growth and Income              Bond
 _____ % Global Blue Chip       _____ % Government
 _____ % Growth                         Securities
 _____ % Contrarian Value       _____ % Money Market
 _____ % Blue Chip

 SCUDDER VLIF (VARIABLE LIFE INVESTMENT FUND) (CLASS A)

 _____ % International          _____ % Capital Growth
 _____ % Global Discovery       _____ % Growth and Income

 Dollar Cost Averaging (DCA) begins on the 16th day after the issue date and ends when the source account value is exhausted. DCA INTO THE FIXED OR GUARANTEE PERIOD ACCOUNTS IS NOT AVAILABLE.

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  12.  MONTHLY AUTOMATIC PAYMENTS (MAP)
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 / / I wish to authorize monthly automatic deductions from my checking account for application to this contract. ATTACH
     COMPLETED MAP APPLICATION (FORM 1968) AND VOIDED CHECK.

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  13.  SYSTEMATIC WITHDRAWALS
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 Please withdraw $                     starting 16 days after issue or
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                     ($100 minimum)

         /       /        , whichever is later, and then every:
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 / / 1        / / 2        / / 3        / / 6        / / 12 Months

          % From
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          % From
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          % From
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          % From
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          % From
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 PLEASE    / / Do not withhold federal income taxes
           / / Do withhold at 10% or             (% or $)
                                     -----------

 / / I wish to use Electronic Funds Transfer (Direct Deposit).
     I authorize the Company to correct electronically any overpayments or erroneous credits made to my account.

 ATTACH A VOIDED CHECK.

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  14.  REMARKS
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  15.  SIGNATURES
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 I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNTS AND ALL PAYMENTS AND VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS ARE SUBJECT TO A MARKET VALUE-ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN EITHER UPWARD OR DOWNWARD ADJUSTMENT.


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 Signature of Owner              Signed at (City and State)              Date


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 Signature of Joint Owner


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  16.  REGISTERED REPRESENTATIVE / DEALER INFORMATION
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 Does the contract applied for replace an existing annuity or life insurance policy?  / / Yes (attach replacement forms as required)  / / No

 I certify that the information provided by the owner has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner.

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                                          |Comm. Code:     |
 -----------------------------------------|                | Tel. # (    )
 Signature of Registered Representative   |                |               ------------------
                                           ----------------
                                          |                |
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 Printed Name of Registered Representative|B/D Client Acct.| Printed Name of Broker/Dealer

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 Branch Office Street Address for Contract Delivery               Telephone of Broker/Dealer
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